Accounts Receivable, Net - Schedule of Accounts Receivable and Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
Receivables [Abstract]
Accounts receivable (Note)	¥ 1,555,668	$ 213,126	¥ 1,633,511
Allowance for credit losses	(196,819)	(26,964)	(161,022)	$ (22,061)	¥ (185,755)	¥ (177,563)
Total	¥ 1,358,849	$ 186,162	¥ 1,472,489